Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Asset Backed Securities Corp. 200 West Street New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Goldman Sachs Asset Backed Securities Corp. (the “Company”) and Prosper Marketplace, Inc. (“Prosper” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Prosper Marketplace Issuance Trust, Series 2019-1, Asset Backed Notes.

Prosper is responsible for the information provided to us, including the information set forth in the Initial Statistical Loan File and Subsequent Statistical Loan File (each as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 9, 2018, representatives of the Company, on behalf of Prosper, provided us with a computer generated data file and related record layout containing data, as represented to us by Prosper, as of the close of business on October 16, 2018, with respect to 23,625 unsecured consumer loans (the “Preliminary Loan File”). At the Company’s instruction, we randomly selected 100 unsecured consumer loans from the Preliminary Loan File (the “Initial Sample Loans”).

On November 14, 2018, representatives of Prosper provided us with a supplemental data file containing the original FICO score for each of the unsecured consumer loans set forth on the Preliminary Loan File (the “Supplemental Data File”). We were instructed by Prosper to append the Preliminary Loan File with the information set forth on the Supplemental Data File. The Preliminary Loan File, as appended, is hereinafter referred to as the “Initial Statistical Loan File.”

Further, on January 3, 2019, representatives of the Company, on behalf of Prosper, provided us with a computer generated data file and related record layout containing data, as represented to us by Prosper, as of the close of business on December 18, 2018, with respect to 25,316 unsecured consumer loans (the “Subsequent Statistical Loan File”). At the Company’s instruction, we randomly selected 8 unsecured consumer loans from the Subsequent Statistical Loan File that were not Initial Sample Loans (the “Subsequent Sample Loans” and, together with the Initial Sample Loans, the “Sample Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, and indicated below.

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Characteristics

1. Loan number (for informational purposes only) 2. Origination date 3. Original principal balance 4. Maturity date 5. Loan term 6. State of residence 7. Borrower rate	8. Schedule monthly payment amount 9. Current principal balance 10. Age (months) 11. Original FICO score 12. Risk grade 13. Number of days delinquent 14. Annual percentage rate (APR)

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the respective Loan Contract or Due Date Modification Agreement (collectively, the “Contract”); Characteristics 7. through 13. to electronic loan files, prepared, created and delivered by Prosper, from their servicer system, as of the close of business (i) October 16, 2018 for the Initial Sample Loans and (ii) December 18, 2018 for the Subsequent Sample Loans (collectively, the “Servicer System File”) and Characteristic 14. to the corresponding information set forth on the “Truth in Lending Agreement.”

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Contract indicated the borrower “signed electronically.”

At the instruction of Prosper, for purposes of our comparisons:

•	with respect to Characteristic 14., differences of 0.01% or less are deemed to be “in-agreement;” and

•	with respect to Characteristic 6., for the Initial Sample Loan indicated in Appendix A, we observed a difference with respect to the state of residence set forth on the Initial Statistical Loan File when compared to the state of residence set forth on the Contract. For this Initial Sample Loan, we were instructed to perform an additional procedure and compare the state of residence set forth on the Initial Statistical Loan File to the corresponding information set forth on screen shots from Prosper’s servicing system (the “Servicing System Screen Shot”). Such comparison was found to be in agreement.

The loan documents described above (including the Servicer System File) and any other related documents used in support of the Characteristics were provided to us by representatives of Prosper and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Loan File and Subsequent Statistical Loan File, as applicable, were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Initial Statistical Loan File or the Subsequent Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 18, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 18, 2019.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Initial Sample Loan:

Initial Sample Loan
1009720

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.